UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐   Definitive Proxy Statement
☒   Definitive Additional Materials
☐   Soliciting Material Under Rule 14a-12

PETMED EXPRESS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be held on July 27, 2012.
The Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida, 33334

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at http://viewproxy.com/1800petmeds/2012/

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 19, 2012 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of PETMED EXPRESS, INC.

Notice is hereby given that the Annual Meeting of Stockholders of PetMed Express, Inc. will be held on July 27, 2012 at 1:00 p.m. Eastern Time at The Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida, 33334 for the following purposes:

(1)	To elect directors

The nominees are:

Menderes Akdag, Frank J. Formica, Gian M. Fulgoni, Ronald J. Korn, and Robert C. Schweitzer

(2)	An advisory (non-binding) vote on executive compensation;

(3)	To ratify the appointment of McGladrey LLP as the independent registered public accounting firm for the Company to serve for the 2013 fiscal year;

(4)
To approve an amendment to the Company’s 2006 Outside Director Equity Compensation Restricted Stock Plan to increase from 200,000 to 400,000 the number of shares of the Company’s common stock available for issuance under the plan, and to provide for an automatic increase every year in the amount of shares available for issuance to this plan as well as to the Company’s 2006 Employee Equity Compensation Restricted Stock Plan of 10% of the shares authorized under each plan.

The Board of Directors unanimously recommends a vote “FOR” all items.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://viewproxy.com/1800petmeds/2012/. Have the 11 digit control number available when you access the website and follow the instructions.

877-777-2857 TOLL FREE

requests@allianceadvisorsllc.com
*
If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

The following proxy materials are available to you to review at: http://viewproxy.com/1800petmeds/2012/ - the Company’s combination document: Proxy Statement 2012/Annual Report 2012
If you require directions to the annual meeting, please call 1-800-738-6337, ext. 8195

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.
You must reference your control number to vote by internet or request hard copy.

You May Vote Your Proxy When You View The Material On The Internet.
You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

or
By logging onto http://viewproxy.com/1800petmeds/2012/

or
By email at: requests@allianceadvisorsllc.com

Please include the company name and your control number in the subject line.